UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

GOLDLAND HOLDINGS CO.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)

(716) 803-0621
(Registrant’s telephone number, including area code)

6394 Route 242 East, Ellicottville, New York 14731
(Former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 8.01, below.  To the extent that any information called for in this Item 5.02 is not determined or is unavailable at the time of this Form8-K, the registrant shall an amendment to this Form 8-K under this Item 5.02 containing such information within four business days after the information is determined or becomes available.

Item 8.01

Other Events.

On June 23, 2015, the board of directors of the registrant authorized the issuance to its transfer agent of stop transfer instructions with respect to the following:

•

Denise Quilliam, a current director and former secretary of the registrant, 4,000,000 shares issued on March 6, 2014;

•

Q-Prompt, Inc., an affiliate of Pierre Quilliam and Christian Quilliam, 2,000,000 shares issued on March 6, 2014;

•

Q-Prompt, Inc., an affiliate of Pierre Quilliam and Christian Quilliam, 1,000,000 shares issued on February 28, 2014;

•

New Vision Financial, Ltd., an affiliate of Pierre Quilliam, 1,000,000 shares issued on July 23, 2010;

•

New Vision Financial, Ltd., an affiliate of Pierre Quilliam, 2,000,000 shares issued on March 6, 2014;

•

Bisell Investments, Inc. (Florida), an affiliate of Pierre Quilliam, 2,000,000 shares issued on December 12, 2014;

•

Bisell Investments, Inc. (Florida), an affiliate of Pierre Quilliam, 2,000,000 shares issued on August 20, 2010;

•

Bisell Investments, Inc. (Bahamas), an affiliate of Pierre Quilliam, 2,000,000 shares issued on March 6, 2014;

•

Candace Renee, an affiliate of Pierre Quilliam, 10,000,000 shares issued on December 4, 2014;

•

Candace Renee, an affiliate of Pierre Quilliam, 2,000,000 shares issued on March 17, 2015;

•

Russell T. Alba, a former attorney for the registrant, 500,000 shares issued on December 27, 2014;

•

Pierre Quilliam, a current director and former chairman of the board, chief executive officer, and president of the registrant, 18,392,304 shares issued on various dates beginning on November 12, 2010, through September 23, 2014;

•

Thomas C. Ridenour, a current director and former chief financial officer of the registrant, 15,769,690 shares issued on various dates beginning on December 1, 2008, through September 2, 2014;

•

Christian Quilliam, a former officer of the registrant, 8,353,030 shares issued on various dates beginning on March 6, 2014, through September 1, 2014; and

•

Pascale Quilliam, a former vice president of the registrant, 3,975,700 shares issued on various dates beginning on May 30, 2014, through March 2, 2015.

As previously reported in our Form 8-K filed with the SEC on March 24, 2015, on March 24, 2015, the board of directors of the registrant adopted resolutions as follows:

•

Pierre Quilliam was removed as chairman of the board, chief executive officer, and president of the registrant.

•

Thomas C. Ridenour was removed as chief financial officer of the registrant.

•

Denise Quilliam was removed as secretary of the registrant.

•

Pascale Tutt, a/k/a, Pascale Quilliam Tutt, was removed as a vice president of the registrant.

•

Christian Quilliam was removed as an officer of the registrant.

•

Pierre Quilliam was removed as an officer and director of the registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.

Upon the removal of the above-described officers, the new management of the registrant has determined that the above-described shares may have been issued by the registrant without proper authorization.  Therefore, until such time as proper authorization has been confirmed, the shares shall not be transferred.  Once the registrant has determined the facts with respect to the issuance of the above-described shares, the registrant shall file an amendment to this Form 8-K under Item 5.02 containing such information within four business days after the information is determined or becomes available.

A copy of a press release issued by the registrant with respect to the above-described stop transfer instructions is filed as an exhibit to this report.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
99.1*	Press Release issued on June 30, 2015, with respect to stop transfer instructions.

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*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015	GOLDLAND HOLDINGS CO.

By /s/ Paul Parliament
Paul Parliament, chief executive officer